CREDIT SUISSE INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                    FACSIMILE COVER SHEET

To:                          Deutsche  Bank  Trust  Company  Americas,   not  in  its  individual
                             capacity  but  solely as  supplemental  interest  trust  trustee  on behalf of the supplemental  interest trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA4 Trust

Attention:                   Heakyung Chung, CSIN Marketer

Fax number:                  To be hand delivered by Heakyung Chung

Date:                        30 May 2007

Pages (including cover page):               8

Our Reference No: External ID: 53230696N3 / Risk ID: 447817196

Credit  Suisse  International  has entered into a  transaction  with you as  attached.  Please
find  attached  a  letter  agreement  (the  "Confirmation")   which  confirms  the  terms  and
conditions of the above transaction.

If you agree with the terms  specified  therein,  PLEASE  ARRANGE FOR THE  CONFIRMATION  TO BE
SIGNED  BY YOUR  AUTHORIZED  SIGNATORIES  and  return  a  signed  copy to this  office  to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                                     FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                               Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212)
Facsimile number: (917) 326-8603                                325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com                 Facsimile number: (212) 325-8173

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual  or entity  to  which  it is  addressed  and may  contain  information  which  is  privileged  and confidential.  If the reader of this message is not the  intended  recipient or an employee or agent  responsible  for  delivering  the  message to the  intended  recipient,  you are hereby notified that any  dissemination,  distribution or copying of this  communication  is strictly prohibited.  If you have received this  communication  in error,  please notify us immediately by telephone and return the original message to us by mail. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
CREDIT SUISSE INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,        Telephone 020 7888 8888
London E14 4QJ         www.csfb.com

                                                                                   30 May 2007

Deutsche  Bank  Trust  Company  Americas,  not  in  its  individual  capacity  but  solely  as supplemental  interest  trust  trustee on behalf of the  supplemental  interest  trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA4 Trust

External ID: 53230696N3

___________________________________________________________________________

Dear Sir/Madam:

The  purpose of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and conditions of the  Transaction  entered into between us on the Trade Date specified below (the
"Transaction").  This  Confirmation  constitutes  a  "Confirmation"  as  referred  to  in  the
Agreement specified below.

IN THIS  CONFIRMATION  "CSIN" MEANS  CREDIT  SUISSE  INTERNATIONAL  AND  "COUNTERPARTY"  MEANS
DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  NOT  IN  ITS  INDIVIDUAL  CAPACITY  BUT  SOLELY  AS
SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE ON BEHALF OF THE  SUPPLEMENTAL  INTEREST  TRUST CREATED
UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF RALI 2007-QA4 TRUST.

1.      The  definitions and provisions  contained in the 2000 ISDA  Definitions (as published by the International Swaps and Derivatives Association,  Inc.) (the "DEFINITIONS") are
        incorporated into this Confirmation.  In the event of any inconsistency  between those definitions  and  provisions and this  Confirmation,  this  Confirmation  will govern.
        References  herein to a  "Transaction"  shall be deemed  to be  references  to a "Swap
        Transaction" for the purposes of the Definitions.

        This Confirmation supplements,  forms part of, and is subject to, the 1992 ISDA Master
        Agreement  dated as of 1 May 2007 and  designated as the "Class A-1-A Swap  Agreement"
        as amended and supplemented from time to time (the  "AGREEMENT"),  between you and us.
        All  provisions  contained  in  the  Agreement  govern  this  Confirmation  except  as expressly  modified below.  CSIN and Counterparty each represents to the other that it has  entered  into this  Swap  Transaction  in  reliance  upon  such tax,  accounting, regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed  by the other.  Terms used herein and not  otherwise  defined  herein in the
        Definitions or the Agreement,  shall have the meanings ascribed to them in the Pooling and Servicing  Agreement  relating to RALI Series  2007-QA4 Trust between  Residential
        Accredit  Loans,  Inc.,  as Depositor,  Residential  Funding  Company,  LLC, as Master
        Servicer and Sponsor, and Deutsche Bank Trust Company Americas,  as Trustee,  dated as of May 1,  2007,  as  amended  from  time to time  (the  "PSA").  In the  event  of an inconsistency  between  the  terms  defined  in the PSA and  this  Confirmation,  this
        Confirmation will govern.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

               Notional Amount:              USD  243,326,000  subject to  amortization as set
                                             out in the Additional Terms attached hereto

               Trade Date:                   23 May 2007

               Effective Date:               30 May 2007

               Termination Date:             25 May 2014

        Fixed Amounts:

               Fixed Rate Payer:             Counterparty

               Fixed Rate Payer
               Payment Dates:                The  25th of each  month,  commencing  on 25 June
                                             2007  and   ending  on  the   Termination   Date,
                                             subject  to  adjustment  in  accordance  with the
                                             Following  Business Day Convention,  and using No
                                             Adjustment for Period End Dates

               Initial Fixed Rate Payer
               Calculation Period:           From  and   including  30  May  2007  up  to  but
                                             excluding 25 June 2007, subject to No Adjustment

               Fixed Rate:                   5.247%

               Fixed Rate
               Day Count Fraction:           30/360

        Floating Amounts:

               Floating Rate Payer:          CSIN

               Floating Rate Payer
               Period End Dates:             The  25th of each  month,  commencing  on 25 June
                                             2007,  and  ending on the  Termination  Date,  in
                                             each case  subject to  adjustment  in  accordance
                                             with the Following Business Day Convention.
               Floating Rate Payer
               Payment Dates:                One  Business  Day  prior to each  Floating  Rate
                                             Payer Period End Date.

               Initial Floating Rate Payer
               Calculation Period:           From  and   including  30  May  2007  up  to  but
                                             excluding  the  Floating  Rate  Payer  Period End
                                             Date scheduled to occur in June 2007.

               Floating Rate Option:         USD-LIBOR-BBA   provided,    however,   that   in
                                             respect  of  the  Initial   Floating  Rate  Payer
                                             Calculation  Period,  Linear  Interpolation shall
                                             apply  based  upon  a  Designated  Maturity  of 2
                                             weeks and a Designated Maturity of 1 month.

               Designated Maturity:          1 month (except as noted above)

               Spread:                       None

               Floating Rate
               Day Count Fraction:           Actual/360

               Reset Dates:                  The first day of each Calculation Period.

               Compounding:                  Inapplicable

        Business Day:                        New York

        Calculation Agent:                   CSIN

        Netting of Payments:                 Notwithstanding anything to the contrary in
                                             Section 2(c) of the Agreement, amounts that are
                                             payable with respect to Calculation Periods
                                             which end in the same calendar month (prior to
                                             any adjustment of Period End Dates) shall be
                                             netted, as provided in Section 2(c) of the
                                             Agreement, even if such amounts are not due on
                                             the same Payment Date.  For the avoidance of
                                             doubt, this netting provision shall be deemed
                                             not to modify Section 6(e) of the Agreement.

Account Details:

               Payments to CSIN:             As advised separately in writing

               Payments to Counterparty:     As advised separately in writing

It is expressly  understood  and agreed by the parties  hereto that (i) this  Confirmation  is executed and delivered by Supplemental  Interest Trust Trustee not  individually or personally but solely as trustee of the  Supplemental  Interest Trust created pursuant to the PSA, in the exercise of the powers and  authority  conferred  and vested in it under the PSA, (ii) each of the  representations,  undertakings and agreements herein made on the part of the Supplemental
Interest  Trust  is made  and  intended  not as  personal  representations,  undertakings  and agreements  by the  Supplemental  Interest  Trust  Trustee  but is made and  intended  for the purpose of binding only the  Supplemental  Interest  Trust,  (iii)  nothing  herein  contained shall be  construed as creating any  liability  on the part of the  Trustee,  individually  or personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by,  through  or  under  the  parties  hereto  and  (iv)  under  no  circumstances  shall  the
Supplemental  Interest Trust Trustee be personally  liable for the payment of any indebtedness or expenses of the  Supplemental  Interest Trust or be liable for the breach or failure of any obligation,  representation,  warranty  or covenant  made or  undertaken  by the  Supplemental
Interest  Trust under this  Confirmation  or any other  related  documents  as to all of which recourse  shall be had solely to the assets of the  Supplemental  Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the  United  States of America  (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a  principal  with  respect  to this  Transaction  and  shall  have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International is authorized and regulated by The Financial  Services  Authority and has entered into this  transaction as principal.  The time at which the above  transaction was executed will be notified to Counterparty on request.

                                       ADDITIONAL TERMS

              ------------------------------------------------------------------------------------------
                CALCULATION PERIOD UP TO BUT EXCLUDING                  NOTIONAL AMOUNT
               THE PERIOD END DATE* SCHEDULED TO OCCUR                      (USD):
                                 ON:
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2007                               243,326,000.00
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2007                               235,365,579.87
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2007                              227,543,825.76
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2007                             219,862,478.66
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2007                              212,324,017.81
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2007                             204,931,282.15
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2007                             197,685,403.85
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2008                              190,579,067.43
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2008                             183,623,656.96
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2008                               176,821,481.86
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2008                               170,174,288.23
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2008                                163,682,249.28
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2008                               157,346,814.27
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2008                               151,073,397.14
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2008                              144,963,199.25
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2008                             139,024,405.06
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2008                              133,257,279.09
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2008                             127,664,965.42
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2008                             122,245,208.00
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2009                              116,996,364.67
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2009                             111,932,461.94
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2009                               107,047,750.85
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2009                               102,345,971.24
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2009                                 97,820,019.62
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2009                                93,464,554.76
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2009                                89,167,650.84
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2009                               85,033,157.66
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2009                              81,053,618.45
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2009                               77,226,299.79
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2009                              73,544,962.37
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2009                              70,005,997.94
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2010                               66,609,309.81
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2010                              63,353,256.57
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2010                                60,252,750.00
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2010                                57,288,294.06
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2010                                 54,463,590.90
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2010                                51,763,127.44
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2010                                49,748,355.95
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2010                               46,913,624.87
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2010                              44,224,525.51
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2010                               41,665,999.48
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2010                              39,241,511.39
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2010                              36,934,247.40
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2011                               34,747,520.89
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2011                              32,676,759.22
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2011                                30,721,961.98
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2011                                28,878,913.21
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2011                                 27,133,482.48
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2011                                25,485,177.65
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2011                                23,920,782.53
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2011                               22,447,983.85
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2011                              21,057,974.35
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2011                               19,746,082.71
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2011                              18,507,991.07
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2011                              17,327,904.81
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2012                               16,209,238.73
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2012                              15,148,440.03
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2012                                14,147,864.44
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2012                                13,227,481.20
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2012                                 12,376,842.48
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2012                                11,595,832.77
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2012                                10,879,222.50
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2012                               10,215,313.07
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2012                              9,595,647.81
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2012                               9,014,288.60
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2012                              8,470,106.51
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2012                              7,961,638.67
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2013                               7,483,943.52
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2013                              7,037,489.85
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2013                                6,619,855.47
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2013                                6,229,080.03
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2013                                 5,879,868.84
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JUNE-2013                                5,540,176.20
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-JULY-2013                                5,233,486.05
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-AUGUST-2013                               4,942,909.13
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                          25-SEPTEMBER-2013                              4,667,925.27
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-OCTOBER-2013                               4,409,363.34
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-NOVEMBER-2013                              4,173,613.05
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-DECEMBER-2013                              3,952,936.86
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-JANUARY-2014                               3,743,410.27
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                           25-FEBRUARY-2014                              3,543,698.74
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-MARCH-2014                                3,353,661.99
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                            25-APRIL-2014                                3,173,698.45
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
                             25-MAY-2014                                 3,008,135.17
              ------------------------------------------------------------------------------------------

*Subject to adjustment in accordance  with the Following  Business Day Convention with respect to Floating Rate Payer Period End Dates

Please  confirm  that the  foregoing  correctly  sets  forth  the  terms of our  agreement  by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                              Yours faithfully,

                                              Credit Suisse International

                                               By:_____________________________
                                                 Name:
                                                 Title:

Confirmed as of the date first written above:

Deutsche  Bank  Trust  Company  Americas,  not  in  its  individual  capacity  but  solely  as supplemental  interest  trust  trustee for the benefit of RALI  Series  2007-QA4  Supplemental
Interest Trust

By:________________________________
    Name:
    Title:

Our Reference No: External ID: 53230696N3  / Risk ID: 447817196

RALI 2007-QA4 Certificate Swap ISDA Schedule
                                                                 SWAP SCHEDULE TO THE
                                                                    CERTIFICATE SWAP AGREEMENT

                                           SCHEDULE
                                            TO THE
                                       MASTER AGREEMENT
                                 (MULTICURRENCY-CROSS BORDER)

                                   dated as of 30 May, 2007

                                           between

                                                                               DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL
                                                                              CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON
                   CREDIT SUISSE INTERNATIONAL                      and        BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE
                                                                           POOLING AND SERVICING AGREEMENT IN RESPECT OF RALI SERIES 2007-QA4
                                                                                                          TRUST
             _______________________________________                                    _________________________________________
                           ("Party A")                                                                 ("Party B")

Capitalized  terms used herein and not otherwise  defined shall have the meaning  specified in that certain  Standard  Terms of Pooling and Servicing  Agreement,  dated as of May 1, 2007 as supplemented by a series  supplement  dated as of May 1, 2007 (the "PSA") between  Residential
Accredit Loans, Inc., as Depositor,  Residential Funding Company,  LLC, as Master Servicer and
Sponsor,  and Deutsche Bank Trust Company  Americas,  as Trustee.  For the avoidance of doubt, references  herein  to a  particular  "Section"  of  this  Agreement  are  references  to  the corresponding sections of the Master Agreement.

                                            PART 1
                                    TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

and in relation to Party B for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) CERTAIN EVENTS OF DEFAULT.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in
    Section 14 is deemed to be modified accordingly:

        Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
        Section  5(a)(ii)  (Breach of  Agreement)  will apply to Party A and will not apply to
        Party B; except that Section  5(a)(ii) will not apply to Party A with respect to Party
        A's failure to comply with Part 5(b) herein.
        Section  5(a)(iii)  (Credit Support  Default) will apply to Party A and will not apply to Party B, unless Party A has posted  collateral  under the Credit Support Annex,  in which case Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.
        Section  5(a)(iv)  (Misrepresentation)  will  apply to  Party A and will not  apply to
        Party B.
        Section  5(a)(v)  (Default under Specified  Transaction)  will not apply to Party A or
        Party B.
        Section  5(a)(vi)  (Cross  Default)  will apply to Party A and will not apply to Party
        B.  "SPECIFIED  INDEBTEDNESS"  shall have the meaning  specified in Section 14 of this
        Agreement  and  "THRESHOLD  AMOUNT" means 3% of  shareholder's  equity of the Relevant
        Entity.
        Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B;  PROVIDED that in respect of Party B, (i) clause (2)  thereof  shall not apply,  (ii) clause (4) thereof shall not apply to Party B to the extent that the relevant  proceeding  is  instituted by a Relevant  Entity in breach of Party A's agreement in Part 5(g) of this  Schedule,
        (iii)  the  words  "seeks  or"  shall be  deleted  from  clause  (6)  thereof  and any appointment  that is  effected  by or  pursuant  to the PSA and/or any other  document pertaining thereto (collectively with the PSA, the "Transaction  Documents") shall not constitute  an Event of Default  under such clause (6),  (iv) clause (7) thereof shall not apply,  (v) clause (8)  thereof  shall  apply only to the extent not  inconsistent with clauses (i) to (iv) of this sentence and (vi) clause (9) thereof shall not apply.
        Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

        Notwithstanding  anything to the  contrary in Sections  5(a)(i) and  5(a)(iii) of this
        Agreement,  any  failure by Party A to comply  with or perform  any  obligation  to be complied with or performed by Party A under any Credit  Support  Document shall not be an Event of Default under  Section 5(a)(i) or  Section 5(a)(iii)  unless (A) a Moody's
        Ratings Event has occurred and is continuing  and at least 30 Local Business Days have elapsed  since the last time such Moody's  Ratings  Event first  occurred and (B) such failure is not  remedied on or before the third  Local  Business  Day after  notice of such Ratings Event is received by Party A.

 (d)    TERMINATION  EVENTS.  The  following  Termination  Events will apply to the parties as specified below:

        Section 5(b)(i) (Illegality) will apply to Party A and Party B.
        Section  5(b)(ii)  (Tax  Event) will apply to Party A and Party B;  PROVIDED  that the words "(x) any action taken by a taxing authority,  or brought in a court of competent jurisdiction,  on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this  Agreement)
        or (y)" shall be deleted.
        Section  5(b)(iii) (Tax Event Upon Merger) will apply to Party A and Party B; PROVIDED that in the event that Party A is the Affected Party in respect of an event  described in Section 5(b)(iii),  Party A shall not be entitled to designate an Early Termination
        Date pursuant to such Section 5(b)(iii).
        Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A or Party B.

(e) The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

    (i) Market Quotation will apply; subject to Part 5(y).

    (ii)       The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL  TERMINATION  EVENTS. The following  Additional  Termination Events will apply, in each  case  with  respect  to  Party B as the sole  Affected  Party  (unless  otherwise provided below):

    (i) Each of the following shall  constitute an Additional  Termination  Event with Party A as the sole Affected Party:

(a)     An S&P  Collateralization  Event has occurred and is continuing and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in
                  Part 5(b)(2) and a Ratings  Event has neither  occurred  nor is  continuing.
                  Any event which  constitutes  an Additional  Termination  Event  pursuant to this Section 1(h)(i)(a) shall not constitute an Event of Default.

(b)     A Moody's  Collateralization  Event has  occurred and is  continuing,  and Party A has failed to comply  with or  perform  any  obligation  to  deliver  collateral under  the  Credit  Support  Annex and 30 Local  Business  Days or more have elapsed  since  the last time that no  Moody's  Collateralization  Event had occurred  and was  continuing.  Any event which  constitutes  an  Additional
                  Termination  Event pursuant to this Section  1(h)(i)(b) shall not constitute an Event of  Default  (unless  such  event  constitutes  a  failure  to post collateral  pursuant to the terms of the Credit  Support  Annex in breach of
                  Part 5(b)(4)).

(c)     A Ratings Event has occurred and is  continuing  and Party A has failed to comply with or perform any  obligation  to be complied  with or  performed by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in Part  5(b)(4)
                  and,  in the case of a Moody's  Ratings  Event,  (i) at least  one  Eligible
                  Replacement  has made a Firm Offer that would,  assuming the  occurrence  of an Early  Termination  Date,  qualify  as a Market  Quotation  (on the basis that  paragraphs (i) and (ii) of Part 5(y)  (Calculations)  apply) and which remains  capable of becoming  legally  binding upon  acceptance  and (ii) 30
                  Local  Business  Days or more  have  elapsed  since  the last  time  that no
                  Moody's  Rating  Event had  occurred  and was  continuing.  The  failure  by
                  Party  A  to  comply  with  or  perform  any  obligation   (other  than  the
                  obligation to post  collateral  pursuant to the terms of the Credit  Support
                  Annex) to be complied  with or performed by Party A in  accordance  with the
                  "Downgrade  Provisions"  as set forth in Part  5(b)(4)  will  constitute  an
                  Additional Termination Event and not an Event of Default.

    (ii)       An amendment and/or supplement to the PSA (or any other  Transaction  Document)
        is made  without  the  prior  written  consent  of  Party A  (such  consent  not to be unreasonably withheld), where such consent is required by such document.

    (iii)      The  delivery  of any  irrevocable  notice of any  termination  (or the  actual termination) of the Trust pursuant to Article IX of the PSA, provided,  however,  that notwithstanding  Section  6(b)(iv) of this  Agreement,  either party may  designate an
        Early Termination Date in respect of this Additional Termination Event.

(iv)    Upon the occurrence of a Swap  Disclosure  Event (as defined in Part 5(u) below) Party
        A has not, within 10 days after such Swap Disclosure  Event,  complied with any of the provisions  set forth in Part  5(u)(iii)  below.  For all purposes of this  Agreement,
        Party A shall  be the  sole  Affected  Party  with  respect  to the  occurrence  of an
        Additional Termination Event described in this Part 1(h)(iv).

                                            PART 2
                                     TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party B will make any representations.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party B will make any representations.

                                            PART 3
                                  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:--None

(b) Other documents to be delivered are:--

------------------ -------------------------------------------------------------------- ------------------------ ----------------------
 PARTY REQUIRED                         FORM/DOCUMENT/CERTIFICATE                         DATE BY WHICH TO BE         COVERED BY
   TO DELIVER                                                                                  DELIVERED             SECTION 3(D)
    DOCUMENT                                                                                                        REPRESENTATION
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
Party A and        Certified copy of the board of directors resolution (or equivalent   Concurrently with the    Yes
Party B            authorizing documentation) which sets forth the authority of each    execution and delivery
                   signatory to this Agreement and each Credit Support Document (if     of this Agreement.
                   any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
Party A and        Incumbency certificate (or, if available the current authorized      Concurrently with the    Yes
Party B            signature book or equivalent authorizing documentation) specifying   execution and delivery
                   the names, titles, authority and specimen signatures of the          of this Agreement
                   persons authorized to execute this Agreement which sets forth the    unless previously
                   specimen signatures of each signatory to this Agreement, each        delivered and still in
                   Confirmation and each Credit Support Document (if any) signing on    full force and effect.
                   its behalf.
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
Party A            An opinion of counsel to such party as to the enforceability of      Concurrently with the    No
                   this Agreement that is reasonably satisfactory in form and           execution and delivery
                   substance to the other party.                                        of the Confirmation
                                                                                        unless previously
                                                                                        delivered and still in
                                                                                        full force and effect.
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
Party B            Such other information in connection with the Certificates or the    Promptly upon request.   No
                   PSA in the possession of Party B as Party A may reasonably request from time to time.
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
------------------ -------------------------------------------------------------------- ------------------------ ----------------------
Party B            A duly executed copy of the PSA.                                     Upon finalizing the      Yes
                                                                                        PSA.
------------------ -------------------------------------------------------------------- ------------------------ ----------------------

                                            PART 4
                                        MISCELLANEOUS

(a) ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this Agreement:

    Party A:

   (1)  Address for notices or communications to Party A (other than by facsimile):-

       Address:  One Cabot Square      Attention:    (1) Head of Credit Risk Management;
                 London E14 4QJ                      (2) Managing Director -
                 England                                 Operations Department;
                                                     (3) Managing Director - Legal Department

       Telex No.:264521                Answerback:        CSI G

        (For all purposes.)

   (2)  For the purpose of facsimile  notices or  communications  under this Agreement  (other than a notice or communication under Section 5 or 6):-

        Facsimile No.:44 20 7888 2686
        Attention:    Managing Director - Legal Department

        Telephone number for oral  confirmation of receipt of facsimile in legible form: 44 20
        7888 2028
        Designated  responsible employee for the purposes of Section 12(a)(iii):  Senior Legal
Secretary

    Party B:

    Address for notices or communications to Party B:

        RALI Series 2007-QA4 Trust
        c/o Deutsche Bank Trust Company Americas
        1761 East St. Andrew Place
        Santa Ana, CA 92705

        Tel:   (714) 247 6285
        Fax    (714) 855 1557
        Attention: Trust Administration - RALI 2007-QA4 Trust.

         (For all purposes.)

(b) PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

    Party A appoints as its Process Agent:

               Credit Suisse Securities (USA) LLC
               Eleven Madison Avenue
               New York, NY 10010

               Attention:    General Counsel
                             Legal and Compliance Department

    Party B appoints as its Process Agent:  Not applicable.

(c) OFFICES. With respect to Party A, the provisions of Section 10(a) will apply to this
    Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

    Party A is not a Multibranch Party.
    Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f) CREDIT SUPPORT DOCUMENT. Credit Support Document means:-

    With respect to Party A:  The Credit Support Annex and any guarantee that is provided to
    Party B pursuant to Part 5(b) below.

    With respect to Party B:  The Credit Support Annex.

(g) CREDIT SUPPORT PROVIDER.

    Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5(b) below, the guarantor providing such guarantee.
    Credit Support Provider means in relation to Party B:  Not applicable.

(h) GOVERNING LAW. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and
    5-1402).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each Transaction hereunder.

(j) "AFFILIATE."  "Affiliate" shall have the meaning specified in Section 14 of this
    Agreement, provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement.

                                              PART 5
                                         OTHER PROVISIONS

(a) DEFINITIONS.

    Any  capitalized  terms used but not otherwise  defined in this  Agreement  shall have the meanings  assigned to them (or  incorporated by reference) in the PSA. In the event of any inconsistency  between  the  terms  of this  Agreement  and the  terms  of the  PSA,  this
    Agreement will govern.

(b) DOWNGRADE PROVISIONS.

    (1) It shall be a collateralization event (COLLATERALIZATION EVENT) if:

           (A) with respect to each Relevant  Entity,  so long as Moody's  Investors  Service,
           Inc.  (MOODY'S) is currently  rating the  Certificates and either (i) such Relevant
           Entity  has  both  a  long-term  and  short-term  rating  by  Moody's  and  (x) the
           unsecured,   unguaranteed   and  otherwise   unsupported   long-term   senior  debt
           obligations  of such Relevant  Entity are rated "A3" or below by Moody's or (y) the unsecured,  unguaranteed and otherwise  unsupported  short-term debt obligations of such  Relevant  Entity are rated "P-2" or below by Moody's,  or (ii) no  short-term rating is available  from Moody's and the  unsecured,  unguaranteed  and  otherwise unsupported  long-term  senior debt  obligations of such Relevant  Entity are rated
           "A2" or below by Moody's (such event, a MOODY'S COLLATERALIZATION EVENT), or

           (B)  with   respect  to  each   Relevant   Entity,   if  such  entity  is  a  bank,
           broker/dealer,  insurance  company,  structured  investment  vehicle or  derivative product company (any such entity,  a FINANCIAL  INSTITUTION),  with respect to each
           Relevant Entity,  so long as Standard & Poor's Rating  Services,  a division of The
           McGraw-Hill  Companies,  Inc. (S&P) is currently rating the Certificates and either
           (i)  the  unsecured,   unguaranteed  and  otherwise  unsupported   short-term  debt
           obligations  of such  Relevant  Entity  are rated  "A-2" or below by S&P or (ii) if such  Relevant  Entity does not have a short-term  rating from S&P, the  unsecured, unguaranteed  and  otherwise  unsupported  long-term  senior  debt  obligations  of
           Party A are rated "A" or below by S&P (such event, an S&P COLLATERALIZATION EVENT).

           RELEVANT  ENTITY means (a) Party A, (b) any guarantor  under an Eligible  Guarantee in  respect  of  all of  Party  A's  present  and  future  obligations  under  this
           Agreement or (c) any rated bank,  broker/dealer  or  insurance  company that is the parent  of  Party  A if S&P  determines  that  Party  A is  core  or  strategically important to such parent entity.

    (2) Without prejudice to Party A's obligations under the Collateral Support Annex,  during any period in which a Collateralization Event is occurring,  Party A shall, at its own expense,  post collateral according to the terms of the 1994 ISDA Credit Support Annex to this  Schedule,  including  Paragraph 13 thereof  (the CREDIT  SUPPORT  ANNEX).  To avoid the  obligation to post  collateral in accordance  with the CSA, Party A may, at any  time,  (i)  furnish  an  Eligible  Guarantee  (as  defined  below)  of Party  A's
        obligations   under  this   Agreement  from  a  guarantor  that  satisfies  the  Hedge
        Counterparty  Ratings  Requirement  (as  defined  herein),  (ii)  obtain a  substitute counterparty  (and provide  prior  written  notice to each Rating  Agency with respect thereto)  that (a) is  reasonably  acceptable  to  Party B,  (b)  satisfies  the Hedge
        Counterparty  Ratings  Requirement  and (c) assumes the  obligations  of Party A under this Agreement  (through an assignment and assumption  agreement in form and substance reasonably  satisfactory to Party B) and enters into an  indemnification  agreement in form and substance substantially similar to the indemnification  agreement dated as of
        May 29,  2007  between  Party  A,  the  Depositor  and the  Sponsor  or  replaces  the outstanding  Transactions  hereunder with transactions on identical terms, except that
        Party A   shall  be  replaced  as   counterparty,   PROVIDED   that  such   substitute
        counterparty,  as of the date of such assumption or replacement, must not, as a result thereof,  be required to withhold or deduct on account of tax under the  Agreement  or the new transactions,  as applicable, and such assumption or replacement must not lead to a  termination  event  or  event  of  default  occurring  in  respect  of  the  new
        transactions,  as  applicable,   PROVIDED  FURTHER,  that  (in  the  case  of  an  S&P
        Collateralization  Event)  satisfaction of the Rating Agency  Condition in relation to
        S&P  shall  be  required  for  any  transfer  of  any  Transactions  under  this  Part
        5(b)(2)(iii)  unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute  counterparty  without modification of its terms, other than the following  terms:  party name,  dates relevant to the effective date of such transfer,  tax  representations  (provided that the  representations in Part 2(a)
        are  not  modified)  and  any  other  representations  regarding  the  status  of  the substitute  counterparty of the type included in Section (c) of this Part 5 and notice information  (in which case,  Party A shall provide written notice to S&P with respect thereto)  or (iii) in the case of an S&P  Collateralization  Event,  perform any other action which satisfies the Rating Agency Condition in relation to S&P.

        ELIGIBLE  GUARANTEE means an unconditional and irrevocable  guarantee that is provided by  a  guarantor  as  principal  debtor  rather  than  surety  and  that  is  directly enforceable  by Party B, the form and substance of which  guarantee are subject to the
        Rating Agency  Condition  with respect to each Rating  Agency other than Moody's,  and either  (A) a law  firm  has  given  a  legal  opinion  confirming  that  none  of the guarantor's  payments to Party B under such  guarantee will be subject to deduction or withholding  for Tax and  such  opinion  has  been  delivered  to  Moody's,  (B)  such guarantee  provides that, in the event that any of such guarantor's  payments to Party
        B are subject to deduction or  withholding  for Tax, such guarantor is required to pay such  additional  amount  as is  necessary  to  ensure  that the net  amount  actually received  by Party B (free and clear of any tax) will  equal the full  amount  Party B would have received had no such deduction or  withholding  been required or (C) in the event that any payment  under such  guarantee is made net of deduction or  withholding for Tax, Party A is required,  under Section 2(a)(i),  to make such additional payment as is  necessary to ensure that the net amount  actually  received by Party B from the guarantor  will  equal  the  full  amount  Party B  would  have  received  had no such deduction or withholding been required.

        An entity shall satisfy the HEDGE COUNTERPARTY  RATINGS  REQUIREMENT if (a) either (i)
        if the entity is a Financial  Institution,  the unsecured,  unguaranteed and otherwise unsupported  short-term debt obligations of the entity are rated at least "A-2" by S&P or, if the entity does not have a short-term  unsecured and unsubordinated debt rating from S&P, the unsecured,  unguaranteed and otherwise unsupported long-term senior debt obligations  of the entity are rated at least "BBB+" by S&P, or (ii) if such entity is not a Financial Institution,  a short-term unsecured and unsubordinated debt rating of
        "A-1"  from  S&P,  or,  if such  entity  does  not  have a  short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating of "A+" from S&P;  and (b) either  (i) the  unsecured, unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations  of such entity  are  rated  at least  "A3" by  Moody's  and the  unsecured,  unguaranteed  and otherwise  unsupported  short-term debt  obligations of such entity are rated at least
        "P-2" by Moody's  (if such  entity has both a  long-term  and  short-term  rating from
        Moody's) or (ii) if such entity does not have a short-term  debt rating from  Moody's,
        the  unsecured,   unguaranteed  and  otherwise   unsupported   long-term  senior  debt
        obligations  of such  entity are rated at least "A3" by  Moody's.  For the  purpose of this definition,  no direct or indirect  recourse against one or more  shareholders of the entity (or  against any Person in control of, or  controlled  by, or under  common control  with,  any such  shareholder)  shall be deemed  to  constitute  a  guarantee, security or support of the obligations of the entity.

        RATING AGENCY shall mean each of S&P and Moody's.

        RATING  AGENCY  CONDITION  means,  with  respect  to any  particular  proposed  act or omission to act  hereunder and each Rating  Agency  specified in connection  with such proposed  act or  omission,  that the party acting or failing to act must consult with each of the  specified  Rating  Agencies  and receive  from each such Rating  Agency a prior  written  confirmation  that the proposed  action or inaction  would not cause a downgrade or withdrawal of the then-current rating of any Relevant Securities.

    (3) It shall be a RATINGS  EVENT if at any time  after the date  hereof (A) so long as S&P is  currently  rating the  Certificates  and either  (i) if the  Relevant  Entity is a
        Financial   Institution,   the  unsecured,   unguaranteed  and  otherwise  unsupported
        long-term  senior debt obligations of each Relevant Entity are rated "BBB" or below by
        S&P  or,  the  unsecured,  unguaranteed  and  otherwise  unsupported  short-term  debt obligations  of each  Relevant  Entity  are rated  "A-3" or below by S&P,  (ii) if the
        Relevant  Entity is not a Financial  Institution,  the  unsecured  and  unsubordinated short-term  debt  obligations  of each  Relevant  Entity are rated "A-2" or below from
        S&P, or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, the  long-term  unsecured and  unsubordinated  debt  obligations  are rated "A" or below by S&P or (iii) if at any time after the date hereof S&P  withdraws all of each Relevant  Entity's  ratings and no longer rates any Relevant  Entity (such event,  an S&P  RATINGS  EVENT) or (B) so long as  Moody's  is  currently  rating  the
        Certificates  and either (i) the  unsecured,  unguaranteed  and otherwise  unsupported long-term  senior debt obligations of each Relevant Entity are unrated or rated "Baa1"
        or below by Moody's (or such rating is withdrawn) or (ii) the unsecured,  unguaranteed and otherwise  unsupported  short-term  debt  obligations of each Relevant  Entity are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn)  (such event, a MOODY'S RATINGS EVENT).

     (4)       Following a Ratings Event, Party A shall take the following actions:

           (a) in the case of an S&P Ratings Event,  Party A,  at its sole expense,  shall (i)
           within 60 calendar  days,  subject to  extension  upon  satisfaction  of the Rating
           Agency  Condition  in relation to S&P,  of the Ratings  Event,  either (x) obtain a substitute  counterparty  (and provide  written  notice to each Rating  Agency with respect thereto),  that (A) satisfies the Hedge  Counterparty  Ratings  Requirement and (B)  assumes  the  obligations  of Party A  under this  Agreement  (through  an assignment and assumption agreement in form and substance  reasonably  satisfactory to Party B) or replaces the outstanding  Transactions  hereunder with  transactions on  identical  terms,  except  that  Party A  shall be  replaced  as  counterparty,
           PROVIDED that such  substitute  counterparty,  as of the date of such assumption or replacement,  must not, as a result  thereof,  be required to withhold or deduct on account of tax under the  Agreement or the new  transactions,  as  applicable,  and such  assumption or  replacement  must not lead to a termination  event or event of default  occurring  in respect of the new  transactions,  as  applicable;  PROVIDED
           FURTHER that  satisfaction of the Rating Agency  Condition in relation to S&P shall be required within such 60 calendar days or longer period,  as applicable,  for any transfer of any  Transaction  under this clause  (a)(i)(x)  unless such transfer is in  connection  with  the  assignment  and  assumption  of this  Agreement  without modification  of its terms by such  counterparty,  other than the following  terms:
           party  name,   dates  relevant  to  the  effective  date  of  such  transfer,   tax
           representations  (provided that the  representations in Part 2(a) are not modified)
           and any other representations  regarding the status of the substitute  counterparty of the type  included  in  Section  (c) of this Part 5 and notice  information  (in which  case,  Party A shall  provide  prior  written  notice to S&P and the Trustee with respect thereto),  (y) furnish an Eligible  Guarantee of Party A's obligations under  this  Agreement  from  a  guarantor  that  satisfies  paragraph  (a)  of the definition  of Hedge  Counterparty  Ratings  Requirement  or (z)  perform any other action  which  satisfies  the Rating  Agency  Condition in relation to S&P and (ii)
           post collateral according to the terms of the Credit Support Annex; and

           (b) in the case of a Moody's  Ratings Event,  Party A,  at its sole expense,  shall use  commercially  reasonable  efforts to (i), as soon as  reasonably  practicable,
           (A) furnish an Eligible  Guarantee of Party A's  obligations  under this  Agreement from  a  guarantor  that  satisfies  paragraph  (b)  of  the  definition  of  Hedge
           Counterparty  Ratings  Requirement  or (B) obtain a  substitute  counterparty  (and provide prior written  notice to each Rating Agency with respect  thereto) that (1)
           is  reasonably  acceptable  to Party  B, (2)  satisfies  the  paragraph  (b) of the
           definition  of  Hedge  Counterparty   Ratings   Requirement  and  (3)  assumes  the
           obligations of Party A under this  Agreement  (through an assignment and assumption agreement in form and  substance  reasonably  satisfactory  to Party B) or replaces the  outstanding  Transactions  hereunder with  transactions on  substantially  the same terms,  including  rating  triggers,  credit support  documentation  and other
           provisions  of  this   Agreement,   except  that  Party  A  shall  be  replaced  as
           counterparty,  PROVIDED that such substitute  counterparty,  as of the date of such assumption or replacement,  must not, as a result thereof,  be required to withhold or  deduct  on  account  of tax under the  Agreement  or the new  transactions,  as applicable,  and such  assumption  or  replacement  must not lead to a  termination event or  event  of  default  occurring  in  respect  of the new  transactions,  as applicable  and (ii) post  collateral  according to the terms of the Credit Support
           Annex.  Party  A's  failure  to post  collateral  pursuant  to Part  5(b)(4)(b)(ii)
           shall  constitute  an Event of  Default  with Party A as the sole  Affected  Party.
           Party A's  failure to act in a  commercially  reasonable  manner  pursuant  to Part
           5(b)(4)(b)(i) shall constitute a Breach of Agreement under Section 5(a)(ii).

(c) Section  3(a) of this  Agreement  is hereby  amended to include the  following  additional representations after paragraph 3(a)(v):

    (vi) ELIGIBLE CONTRACT PARTICIPANT.  It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the  regulations (17 C.F.R.  35)  promulgated  under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

    (vii) INDIVIDUAL NEGOTIATION.  This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

    (viii)  RELATIONSHIP  BETWEEN  PARTY A AND PARTY B. Other than as  provided  in Part 5(f), each of Party A and Party B will be deemed to  represent to the other on the date on which it enters into a  Transaction  or an amendment  thereof  that (absent a written  agreement between  Party  A and  Party  B that  expressly  imposes  affirmative  obligations  to the contrary for that Transaction):

        (1)    CAPACITY.  Party A  represents  to Party B on the date on which  Party A enters into this  Agreement  that it is entering into the Agreement  and the  Transaction  as principal and not as agent of any person.

        (2)    NON-RELIANCE.  Party A is acting for its own account and with  respect to Party
        B,  the   Supplemental   Interest   Trust  Trustee  is  executing  this  Agreement  as
        supplemental  interest  trust trustee on behalf of the  supplemental  interest  trust.
        Each party has made its own independent  decisions to enter into that  Transaction and as to whether  that  Transaction  is  appropriate  or proper for it based upon its own judgment  and upon advice from such  advisors  as it has deemed  necessary.  It is not relying  on any  communication  (written  or oral) of the  other  party as  investment advice or as a  recommendation  to enter into that  Transaction;  it being  understood
        that  information  and  explanations   related  to  the  terms  and  conditions  of  a
        Transaction  shall not be considered  investment  advice or a recommendation  to enter into that  Transaction.  No  communication  (written or oral)  received from the other party shall be deemed to be an assurance  or  guarantee as to the expected  results of that Transaction.

        (3)    EVALUATION AND  UNDERSTANDING.  It is capable of evaluating  and  understanding
        (on its own behalf or through independent  professional  advice),  and understands and accepts,  the  terms,  conditions  and risks of this  Agreement  and each  Transaction hereunder.  It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

        (4)    STATUS OF PARTIES.  The other party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

    ACTIONS AFFECTING  REPRESENTATIONS.  Party B agrees not to take any action during the term of this  Agreement or any  Transaction  hereunder  that renders or could render any of the representations and warranties in this Agreement untrue,  incorrect,  or incomplete,  and, if any event or  condition  occurs that  renders or could  render any such  representation untrue, incorrect, or incomplete,  Party B will immediately give written notice thereof to
    Party A upon obtaining actual knowledge of such action.

(e) TRANSFER.

    (i)  Section 7 is hereby amended to read in its entirety as follows:

        "Except as stated under Section 6(b)(ii),  provided that to the extent Party A makes a transfer  pursuant to Section  6(b)(ii) it will provide a prior written  notice to the
        Rating Agencies of such transfer,  neither Party A nor Party B is permitted to assign, novate or transfer  (whether by way of  security or  otherwise)  as a whole or in part any of its rights,  obligations or interests  under this Agreement or any  Transaction without the prior  written  consent of the other party;  PROVIDED,  HOWEVER,  that (i)
        Party A may make such a transfer  of this  Agreement  pursuant to a  consolidation  or amalgamation  with,  or merger with or into, or transfer of  substantially  all of its assets to, another entity, or an  incorporation,  reincorporation  or  reconstitution, and (ii) Party A may transfer this  Agreement to any Person that is an office,  branch or affiliate of Party A (any such Person,  office, branch or affiliate,  a TRANSFEREE)
        on at least five Business Days' prior written  notice to Party B; PROVIDED that,  with respect to clause (ii),  (A) as of the date of such transfer the  Transferee  will not be required to  withhold  or deduct on account of a Tax from any  payments  under this
        Agreement  unless the  Transferee  will be  required to make  payments  of  additional amounts  pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax; (B)
        a  Termination  Event or Event of Default  does not occur  under this  Agreement  as a result of such  transfer;  (C) such  notice  is  accompanied  by a written  instrument pursuant to which the  Transferee  acquires and assumes the rights and  obligations of
        Party A so transferred;  and (D) Party A will be responsible for any costs or expenses
        incurred  in  connection  with  such  transfer.   Notwithstanding  the  foregoing,  no
        transfer shall be made unless the transferring party obtains a written  acknowledgment from each of the  Rating  Agencies  other  than  Moody's  that,  notwithstanding  such transfer,  the  then-current  ratings  of the  Certificates  will  not be  reduced  or withdrawn,  PROVIDED,  HOWEVER,  that this  provision  shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

        Except as specified otherwise in the documentation  evidencing a transfer,  a transfer of all the  obligations  of  Party A made  in  compliance  with  this  Section  7 will constitute  an  acceptance  and  assumption  of  such  obligations  (and  any  related interests so transferred) by the Transferee,  a novation of the transferee in place of
        Party A with respect to such obligations  (and any related  interests so transferred), and a release and  discharge  by Party B of Party A from,  and an agreement by Party B not to make any  claim for  payment,  liability,  or  otherwise  against  Party A with respect to, such obligations from and after the effective date of the transfer.

        In addition,  Party A may transfer this Agreement without the prior written consent of the  Trustee  on  behalf  of  Party B but with  prior  written  notice  to S&P and the
        Trustee,  to an Affiliate of Party A that (i) satisfies the Hedge Counterparty  Rating
        Requirements or that has furnished a guarantee,  subject to Rating Agency Condition in relation  to S&P,  of the  obligations  under this  Agreement  from a  guarantor  that satisfies the Hedge Counterparty  Rating  Requirements and (ii) as of the date of such transfer  such  Affiliate  will not be  required to withhold or deduct on account of a
        Tax from any payments under this  Agreement  unless such Affiliate will be required to make payments of additional  amounts pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax;  provided that  satisfaction of the Rating Agency Condition in relation  to S&P will be  required  unless such  transfer  is in  connection  with the assignment and assumption of this Agreement by such an Affiliate without  modification of its terms,  other than the  following  terms:  party  name,  dates  relevant to the
        effective   date  of  such   transfer,   tax   representations   (provided   that  the
        representations  in  Part  2(a)  are  not  modified)  and  any  other  representations regarding  the status of such an Affiliate  the  substitute  counterparty  of the type included  in Section  (c) of this  Section 7 and notice  information  (in which  case,
        Party A shall provide written notice to S&P with respect thereto).

        Party B will execute such  documentation as is reasonably  deemed necessary by Party A for the effectuation of any transfer under this Section 7."

    (ii)        If an Eligible  Replacement  has made a Firm Offer  (which means an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a transfer  under Part 5(b),  Party B shall,  at Party A's  written  request and at
        Party  A's  expense,  take any  reasonable  steps  required  to be taken by Party B to effect such transfer.

(f) SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and  agreed  by the  parties  hereto  that  (i) any such  documentation  is  executed  and delivered  by  Deutsche  Bank  Trust  Company  Americas  ("DBTCA"),  not  individually  or personally but solely as Supplemental  Interest Trust Trustee of the Supplemental Interest
    Trust under the PSA pursuant to which the Supplemental  Interest Trust was formed,  in the exercise  of the powers and  authority  conferred  upon and vested in it, and  pursuant to instructions  set  forth  therein,  (ii)  each of the  representations,  undertakings  and agreements by DBTCA is made and intended not as a personal representation,  undertaking or agreement of DBTCA, but solely for the purpose of binding only the  Supplemental  Interest
    Trust,  (iii) nothing herein  contained  shall be construed as imposing any liability upon
    DBTCA,  individually  or personally,  to perform any covenant  (either express or implied)
    contained  herein,  and all such  liability,  if any,  is hereby  expressly  waived by the parties  hereto,  and such waiver  shall bind any third party making a claim by or through one of the parties  hereto,  and (iv) under no  circumstances  shall  DBTCA be  personally liable for the  payment of any  indebtedness  or  expenses  of the  Supplemental  Interest
    Trust, or be liable for the breach or failure of any obligation, representation,  warranty or covenant made or undertaken by the Supplemental  Interest Trust under this Agreement or any related  document as to all of which  recourse shall be had solely as to the assets of the Supplemental Interest Trust in accordance with the terms of the PSA.

(g) PROCEEDINGS.  No Relevant  Entity shall  institute  against,  or cause any other person to institute against,  or join any other person in instituting  against Party B, the trust or
    the   supplemental   interest   trust  created   pursuant  to  the  PSA  any   bankruptcy,
    reorganization,  arrangement,  insolvency or liquidation proceedings, or other proceedings under any federal or state  bankruptcy,  dissolution  or similar  law, for a period of one year and one day, or if longer the applicable preference period then in effect,  following payment in full of the Certificates.  Nothing shall preclude,  or be deemed to stop, Party
    A (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the applicable  preference period then in effect, in (A) any case or proceeding  voluntarily  filed or commenced by Party B or the trust, as applicable or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than
    Party A, (ii)  from  commencing  against  Party B or any of the  Mortgage  Loans any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency,  moratorium, liquidation  or similar  proceeding,  or (iii)  from  taking  any  action  (not  otherwise mentioned in this paragraph)  which will prevent an impairment of any right afforded to it under the PSA as a third party  beneficiary.  This provision shall survive  termination of this Agreement.

(h) CHANGE OF ACCOUNT.  Section 2(b) of this  Agreement  is hereby  amended by the addition of the following after the word "delivery" in the first line thereof:-

    "to another account in the same legal and tax jurisdiction as the original account"

(i) POOLING  AND  SERVICING  AGREEMENT.  Party B will  provide  notice  pursuant to the PSA to
    Party A of any proposed  amendment or  modification to the PSA and Party B will obtain the prior written  consent of Party A (such  consent not to be  unreasonably  withheld)  where such  consent is required to be obtained as provided  under the PSA to any such  amendment or modification.

(j) NO SET-OFF.  Except as expressly  provided  for in Section  2(c),  Section 6 hereof,  Part
    5(y)(vi)  below  or  paragraphs   8(a)  or  8(b)  of  the  Credit   Support   Annex,   and
    notwithstanding  any other  provision of this  Agreement  or any other  existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or  otherwise  withhold  or suspend or  condition  payment  or  performance  of any obligation  between it and the other party hereunder against any obligation between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination
    Date and determined pursuant to this Section will be subject to any Set-off.".

(k) NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each party  agrees,  upon  learning  of the occurrence  or  existence  of any event or condition  that  constitutes  (or that with the giving of notice or  passage  of time or both  would  constitute)  an Event of  Default or
    Termination  Event with respect to such party,  promptly to give the other party notice of such event or  condition  (or, in lieu of giving  notice of such event or condition in the case of an event or  condition  that with the  giving of notice or passage of time or both would  constitute an Event of Default or Termination  Event with respect to the party,  to cause such event or  condition  to cease to exist  before  becoming an Event of Default or
    Termination  Event);  PROVIDED  that failure to provide  notice of such event or condition pursuant  to this Part 5(k) shall not  constitute  an Event of  Default  or a  Termination
    Event.

(l) REGARDING  PARTY A. Party B acknowledges  and agrees that Party A has had and will have no
    involvement  in  and,   accordingly  Party  A  accepts  no  responsibility  for:  (i)  the establishment,  structure,  or choice of  assets  of Party B;  (ii) the  selection  of any person  performing  services  for or acting on behalf of Party B; (iii) the  selection  of
    Party A as the  counterparty  (other  than  Party A's  submission  of a bid in  connection therewith);  (iv) the terms of the Certificates;  (v) the preparation of or passing on the disclosure and other information  contained in any offering circular for the Certificates, the PSA,  or any other  agreements  or  documents  used by Party B or any  other  party in connection  with  the  marketing  and sale of the  Certificates  (other  than  information provided in writing by Party A for  purposes of the  disclosure  document  relating to the
    Certificates);  (vi) the ongoing  operations and  administration of Party B, including the furnishing of any  information  to Party B which is not  specifically  required under this
    Agreement; or (vii) any other aspect of Party B's existence.

(m) RATING AGENCY  APPROVAL ON AMENDMENT.  In addition to the  requirements of Section 9, this
    Agreement  will not be amended  unless  Party B shall have  obtained  satisfaction  of the
    Rating Agency Condition with respect to each Rating Agency.

(n) JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting  in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(o) NON-RECOURSE.  Notwithstanding  any  provision  herein or in the ISDA Master  Agreement to the contrary,  the  obligations of Party B hereunder are limited  recourse  obligations of
    Party B, payable solely from the  Supplemental  Interest Trust assets,  in accordance with the terms of the PSA. In the event that the  Supplemental  Interest Trust assets should be insufficient  to satisfy all claims  outstanding  and  following  the  realization  of the
    Supplemental  Interest  Trust assets,  any claims  against or obligations of Party B under the ISDA Master Agreement or any other confirmation  thereunder still outstanding shall be extinguished  and thereafter  not revive.  The  Supplemental  Interest Trust Trustee shall not have  liability for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in receiving amounts from the Supplemental  Interest Trust created pursuant to the PSA.

(p) RESERVED.

(q) WAIVER OF JURY TRIAL.  EACH PARTY WAIVES,  TO THE FULLEST  EXTENT  PERMITTED BY APPLICABLE
    LAW,  ANY  RIGHT  IT MAY  HAVE  TO A TRIAL  BY JURY IN  RESPECT  OF ANY  SUIT,  ACTION  OR
    PROCEEDING  RELATING  TO  THIS  AGREEMENT  OR ANY  CREDIT  SUPPORT  DOCUMENT.  EACH  PARTY
    CERTIFIES (I) THAT NO  REPRESENTATIVE,  AGENT OR ATTORNEY OF THE OTHER PARTY OR ANY CREDIT
    SUPPORT  PROVIDER HAS  REPRESENTED,  EXPRESSLY OR  OTHERWISE,  THAT SUCH OTHER PARTY WOULD
    NOT, IN THE EVENT OF SUCH A SUIT,  ACTION OR  PROCEEDING,  SEEK TO ENFORCE  THE  FOREGOING
    WAIVER AND (II)  ACKNOWLEDGES  THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO
    THIS  AGREEMENT AND PROVIDE FOR ANY CREDIT  SUPPORT  DOCUMENT,  AS  APPLICABLE,  BY, AMONG
    OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(r) CONSENT  TO  RECORDING.  Each  party  (i)  consents  to the  recording  of  the  telephone conversations  of trading and marketing  personnel of the parties and their  Affiliates in connection  with this  Agreement  or any  potential  transaction  and (ii) if  applicable, agrees to obtain any  necessary  consent  of, and give notice of such  recording  to, such personnel of it and its Affiliates.

(s) SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be illegal, invalid or unenforceable  (in whole or in part) for any  reason,  the  remaining  terms,  provisions, covenants  and  conditions  hereof  shall  continue  in full  force and  effect as if this
    Agreement  had  been  executed  with  the  illegal,   invalid  or  unenforceable   portion
    eliminated,  so long as this  Agreement  as so  modified  continues  to  express,  without material change,  the original  intentions of the parties as to the subject matter of this
    Agreement  and the  deletion  of such  portion of this  Agreement  will not  substantially impair the respective benefits or expectations of the parties to this Agreement.

(t) ESCROW  PAYMENTS.  If  (whether  by reason of the time  difference  between  the cities in which  payments  or  deliveries  are to be  made  or  otherwise)  it is not  possible  for simultaneous  payments  or  deliveries  to be made on any date on which both  parties  are required to make payments or deliveries  hereunder,  either party may at its option and in
    its  sole   discretion   notify  the  other  party   (Section   2(b)  of  this   Agreement
    notwithstanding)  that  payments or deliveries on that date are to be made in escrow (such party  being the  "Appointing  Party").  In this case,  deposit of the payment or delivery due  earlier on that date will be made by 2.00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the  Appointing  Party, accompanied by irrevocable  payment or delivery  instructions (i) to release the deposited payment or delivery to the  intended  recipient  upon  receipt by the escrow  agent of the required  deposit of the  corresponding  payment or  delivery  from the other party on the same date accompanied by irrevocable payment or delivery  instructions to the same effect, or (ii) if the required  deposit of the  corresponding  payment or delivery is not made on that same date,  to return the  payment or  delivery  deposited  to the party that paid or delivered  it into  escrow.  The  Appointing  Party  will  pay  all  costs  of the  escrow arrangements.  The  Appointing  Party (in the case of Party B, the  supplemental  interest trust) will bear the risk of any failure of the bank it  nominates  to be its escrow agent to fully and promptly  perform the  obligations  of such escrow agent as  contemplated  in this Part 5(t) Any amounts  payable or deliveries  to be made under this  Agreement by the
    Appointing  Party which are not  received  by the other party  hereto on the due date will remain due and  payable or to be made by the  Appointing  Party as of such date  (assuming timely payment or delivery on the due date of amounts  payable or deliveries to be made by the other party hereto).  Any amounts or deliveries  due from the other party,  which have been paid or  delivered  to the escrow  agent in  accordance  with this Part 5(t) (and any instructions  in connection  therewith  given to the other party by the Appointing  Party)
    shall be treated as having been paid or  delivered by such other party and received by the
    Appointing  Party as of the date on which they were paid or  delivered  to the  Appointing
    Party's  escrow  agent.  The  Appointing  Party  shall  cause the escrow  arrangements  to provide  that the other  party  shall be  entitled  to  interest  on any payment due to be deposited  first for each day in the  period of its  deposit  at the rate  offered  by the escrow agent for that day for  overnight  deposits in the relevant  currency in the office where it holds  that  deposited  payment  (at 11:00  a.m.  local time on that day) if that payment  is not  released  by to the other  party  5:00 p.m.  local time on the date it is deposited  for any reason other than the intended  recipient's  failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(u) COMPLIANCE WITH REGULATION AB.

    (i) Party A agrees and  acknowledges  that  Residential  Funding  LLC (the  "Sponsor")  is required  under  Regulation  AB under the  Securities  Act of 1933,  as  amended,  and the
    Securities  Exchange Act of 1934, as amended (the "Exchange  Act")  ("Regulation  AB"), to disclose certain  information  regarding Party A or its group of affiliated  entities,  if applicable,  depending on the  aggregate  "significance  percentage"  of the  Transactions under this Agreement and any other  derivative  contracts  between Party A or its group of affiliated  entities,  if  applicable,  and  Party B, as  calculated  from time to time in accordance with Item 1115 of Regulation AB.

    (ii)       It shall be a swap  disclosure  event  ("Swap  Disclosure  Event")  if,  on any
    Business  Day during the term of the  Transactions  hereunder,  the Sponsor  requests  (in writing)  from Party A the  applicable  financial  information  described  in Item 1115 of
    Regulation AB (such request to be based on a reasonable  determination by the Sponsor,  in good faith,  that such  information  is required  under  Regulation  AB as a result of the aggregate "significance percentage" exceeding 10%) (the "Swap Financial Disclosure").

    (iii)      Upon the occurrence of a Swap  Disclosure  Event,  Party A, at its own expense, shall (a) provide to the Sponsor the Swap Financial Disclosure,  (b) secure another entity to  replace  Party A as party to this  Agreement  on terms  substantially  similar to this
    Agreement  and  subject to prior  notification  to the  Rating  Agencies,  PROVIDED,  that satisfaction  of the Rating Agency  Condition in relation to S&P shall be required for any transfer  of  any  Transactions  under  this  clause  (iii)  unless  such  transfer  is in connection  with the  assignment  and  assumption  of this  Agreement  by such  substitute counterparty  without  modification of its terms,  other than the following  terms:  party name,  dates  relevant  to the  effective  date  of  such  transfer,  tax  representations
    (provided  that  the  representations  in Part  2(a)  are  not  modified)  and  any  other representations  regarding the status of the substitute  counterparty of the type included in  Section  (c) of this  Part 5 and  notice  information  (in which  case,  Party A shall provide  written  notice  to S&P with  respect  thereto),  which  entity  (or a  guarantor therefor) meets or exceeds the Hedge Counterparty  Ratings Requirement and which entity is able to comply with the  financial  information  disclosure  requirements  of Item 1115 of
    Regulation AB or (c) obtain a guaranty of the Party A's  obligations  under this Agreement from an  affiliate  of the Party A that is able to comply with the  financial  information disclosure  requirements of Item 1115 of Regulation AB, such that  disclosure  provided in respect of the affiliate will satisfy any disclosure  requirements applicable with respect to the  Counterparty,  and cause such affiliate to provide Swap Financial  Disclosure.  If permitted by Regulation  AB, any required  Swap  Financial  Disclosure  may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(v)     THIRD PARTY BENEFICIARY.

    Sponsor  shall be an express  third  party  beneficiary  of this  Agreement  as if a party hereto to the extent of the Sponsor's rights explicitly specified herein.

(w) CREDIT  SUPPORT  DEFAULT.  Section  5(a)(iii)(1)  of this  Agreement is hereby deleted and replaced with the following:

    "(1) The  occurrence  of an Event of Default  under any Credit  Support  Document  if such
    Event of Default is continuing after any applicable grace period has elapsed;"

(x)     TAX.  Notwithstanding  the  definition  of  "Indemnifiable  Tax" in Section 14 of this
    Agreement,  in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(y)     CALCULATIONS.  Notwithstanding  Section 6 of this Agreement, so long as Party A is (A)
the sole  Affected  Party  (other  than  pursuant  to an  Illegality  or Tax Event) or (B) the
Defaulting  Party in respect of any Event of Default,  Market  Quotation and paragraphs (i) to
(vii) below will apply:

(i)     The  definition  of "Market  Quotation"  shall be deleted in its entirety and replaced with the following:

         ""MARKET  QUOTATION"  means, with respect to one or more Terminated  Transactions,  a
         Firm Offer (which may be solicited by either Party A or Party B) which is:

         (1)   made by a Reference Market-maker that is an Eligible Replacement;

         (2)   for an amount that would be paid to Party B  (expressed  as a negative  number)
         or by Party B  (expressed  as a positive  number) in  consideration  of an  agreement between Party B and such Reference  Market-maker  to enter into a transaction  (which agreement  shall  include  the  Indemnification  Agreement,  as defined  below)  (the
         "Replacement  Transaction")  that would have the effect of preserving for Party B the economic  equivalent of any payment or delivery  (whether the  underlying  obligation was  absolute  or  contingent  and  assuming  the  satisfaction  of  each  applicable condition  precedent)  by the  parties  under  this  Agreement  in  respect  of  such
         Terminated  Transactions or group of Terminated  Transactions that would, but for the occurrence of the relevant  Early  Termination  Date,  have been required  after that date;

         (3)   made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of Transactions are to be excluded but, without  limitation,  any payment or delivery  that  would,  but  for the  relevant  Early  Termination  Date,  have  been required (assuming  satisfaction of each applicable  condition  precedent) after that
         Early Termination Date is to be included; and

         (4)   made in  respect of a  Replacement  Transaction  with  terms  that are,  in all material  respects,  no less  beneficial  for  Party B than  those of this  Agreement
         (save  for  the  exclusion  of  provisions  relating  to  Transactions  that  are not
         Terminated Transactions), as determined by Party B."

(ii)    In determining  whether or not a Firm Offer  satisfies the condition in  sub-paragraph
    (4) of Market Quotation, Party B shall act in a commercially reasonable manner.

(iii)   The  definition of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

         ""SETTLEMENT AMOUNT" means, with respect to any Early Termination Date:

         (1)   if, on or prior to such Early  Termination  Date,  a Market  Quotation  for the relevant  Terminated  Transaction or group of Terminated  Transactions is accepted by
         Party B so as to become legally binding,  the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

         (2)   if, on such  Early  Termination  Date,  no Market  Quotation  for the  relevant
         Terminated  Transaction  or group of  Terminated  Transactions  has been  accepted by
         Party B so as to become legally  binding and one or more Market  Quotations have been communicated  to  Party  B and  remain  capable  of  becoming  legally  binding  upon acceptance by Party B, the  Termination  Currency  Equivalent of the amount  (whether positive or negative) of the lowest of such Market  Quotations  (for the avoidance of doubt, (i) a Market  Quotation  expressed as a negative number is lower than a Market
         Quotation  expressed  as  a  positive  number  and  (ii)  the  lower  of  two  Market
         Quotations  expressed  as  negative  numbers  is the one  with the  largest  absolute value); or

         (3)   if, on such  Early  Termination  Date,  no Market  Quotation  for the  relevant
         Terminated  Transaction  or group of Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotations  have been  communicated to
         Party B and remain capable of becoming  legally  binding upon  acceptance by Party B,
         Party B's Loss  (whether  positive or negative  and without  reference  to any Unpaid
         Amounts)   for  the  relevant   Terminated   Transaction   or  group  of   Terminated
         Transactions."

(iv)    At any time on or  before  the  Early  Termination  Date at which  two or more  Market
    Quotations  have been  communicated  to Party B and  remain  capable of  becoming  legally binding  upon  acceptance  by Party B, Party B shall be entitled to accept only the lowest of such Market  Quotations (for the avoidance of doubt, (i) a Market  Quotation  expressed as a negative number is lower than a Market  Quotation  expressed as a positive number and
    (ii) the lower of two Market Quotations  expressed as negative numbers is the one with the largest absolute value).

(v)     If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use reasonable efforts to do so before the Early Termination Date.

(vi)    If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

     ""Second Method and Market  Quotation." If Second Method and Market  Quotation apply, (1)
     Party B shall  pay to Party A an amount  equal to the  absolute  value of the  Settlement
     Amount in respect of the  Terminated  Transactions,  (2) Party B shall pay to Party A the
     Termination  Currency  Equivalent of the Unpaid  Amounts owing to Party A and (3) Party A shall pay to Party B the Termination  Currency  Equivalent of the Unpaid Amounts owing to
     Party B;  provided  that,  (i) the amounts  payable under (2) and (3) shall be subject to netting in accordance  with Section 2(c) of this Agreement and (ii)  notwithstanding  any other provision of this  Agreement,  any amount payable by Party A under (3) shall not be netted against any amount payable by Party B under (1)."

(vii)   For purposes of this Part 5(y),

     "ELIGIBLE  REPLACEMENT" means an entity (i) (A) satisfying the Hedge Counterparty Ratings
     Requirement or (B) whose present and future  obligations  owing to Party B are guaranteed pursuant  to a  guarantee  provided  by a  guarantor  satisfying  the Hedge  Counterparty
     Ratings  Requirements,  and (ii) that agrees to enter into an  indemnification  agreement substantially  similar to the  indemnification  agreement  among Party A, the Sponsor and the Depositor (the "Indemnification Agreement").

     "FIRM OFFER" means an offer which,  when made,  was capable of becoming  legally  binding upon  acceptance.

(z) RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement,  this
    Agreement shall not be amended, no Early Termination Date shall be effectively  designated by Party B, and no transfer of any rights or  obligations  under this  Agreement  shall be made  (other than a transfer of all of Party A's rights and  obligations  with  respect to this  Agreement in  accordance  with Part 5(e) above)  unless each Rating  Agency has been given prior written notice of such amendment, designation or transfer.

(aa)  APPLICABLE  RATING AGENCY.  Rating triggers and other Rating  Agency-related  provisions herein apply only for so long as that particular Rating Agency is rating the Certificates.

(BB)    TIMING OF  PAYMENTS  BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the  contrary in Section  6(d)(ii),  to the extent that all or a portion (in either  case, the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any
    Early  Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts  other than any upfront  payment  paid to Party B by an Eligible  Replacement that has entered a Replacement  Transaction  with Party B, then such Unfunded Amount shall be due on the next  subsequent  Distribution  Date following the date on which the payment would have been payable as  determined  in accordance  with Section  6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early  Termination  Date is the final Distribution Date, on such final Distribution Date); provided,  however, that if the date on which the payment would have been payable as  determined  in  accordance  with
    Section  6(d)(ii)  is  a  Distribution   Date,  such  payment  will  be  payable  on  such
    Distribution Date.

(CC)    SAFE HARBORS.  Each party to this Agreement acknowledges that:

    (i) This  Agreement,   including  any  Credit  Support  Document,  is  a  "master  netting agreement"  as defined  in the U.S.  Bankruptcy  Code (the  "Code"),  and this  Agreement, including any Credit Support  Document,  and each  Transaction  hereunder is of a type set forth in Section 561(a)(1)-(5) of the Code;

    (ii)       Party A is a "master netting  agreement  participant" and a "swap  participant"
    as defined in the Code;

    (iii)      The remedies  provided  herein,  and in any Credit  Support  Document,  are the remedies  referred to in Section  561(a),  Sections  362(b)(6),  (7),  (17) and (27),  and
    Section 362(o) of the Code;

    (iv)       All  transfers of cash,  securities  or other  property  under or in connection with this Agreement,  any Credit Support Document or any Transaction hereunder are "margin payments,"  "settlement  payments" and/or  "transfers" under Sections 546(e),  (f), (g) or
    (j), and under Section 548(d)(2) of the Code; and

    (v) Each obligation  under this Agreement,  any Credit Support Document or any Transaction
    hereunder  is an  obligation  to make a  "margin  payment,"  "settlement  payment"  and/or
    "payment" within the meaning of Sections 362, 560 and 561 of the Code.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                CREDIT SUISSE INTERNATIONAL                       DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                                                               INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST
                                                                TRUST TRUSTEE FOR THE BENEFIT OF RALI SERIES 2007-QA4
                                                                             SUPPLEMENTAL INTEREST TRUST

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

RALI 2007-QA4 Certificate Swap CSA

                                                                                 CSA TO THE
                                                                 CERTIFICATE SWAP AGREEMENT

                                  ELECTIONS AND VARIABLES
                             TO THE ISDA CREDIT SUPPORT ANNEX
                                 DATED AS OF 30 MAY, 2007
                                          BETWEEN

                                                                           DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                                                                        INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST
                CREDIT SUISSE INTERNATIONAL                     and      TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST
                                                                        TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT
                                                                               IN RESPECT OF RALI SERIES 2007-QA4 TRUST

           ______________________________________                               _______________________________________
                        ("Party A")
                                                                                              ("Party B")

PARAGRAPH 13.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".

        The term  "OBLIGATIONS"  as used in this Annex  includes the  following  additional obligations:

        With respect to Party A:    None.

        With respect to Party B:    None.

(b)     CREDIT SUPPORT OBLIGATIONS.

        (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

               (A)    "DELIVERY  AMOUNT"  has the  meaning  specified  in  Paragraph  3(a), except that:

                      (I)    the  words  "upon a  demand  made by the  Secured  Party on or promptly  following  a  Valuation  Date"  shall be deleted and
                             replaced   with  the  words  "not  later  than  the  close  of
                             business on each Valuation Date";

                      (II)   the  sentence   beginning  "Unless   otherwise   specified  in
                             Paragraph   13"  and  ending   "(ii)  the  Value  as  of  that
                             Valuation  Date  of all  Posted  Credit  Support  held  by the
                             Secured   Party."   shall  be  deleted  in  its  entirety  and
                             replaced with the following:

                             "The  "Delivery  Amount"  applicable  to the  Pledgor  for any
                                    Valuation Date will equal the greatest of:

                             (1)    the  amount by which  (a) the  Moody's  Credit  Support
                                    Amount  for  such   Valuation   Date  exceeds  (b)  the
                                    Moody's  Value,  as of  such  Valuation  Date,  of  all
                                    Posted Credit Support held by the Secured Party, and

                             (2)    the amount by which (a) the S&P Credit  Support  Amount
                                    for such Valuation  Date exceeds (b) the S&P Value,  as
                                    of such  Valuation  Date, of all Posted Credit  Support
                                    held by the Secured Party."; and

                      (III)  if, on any  Valuation  Date,  the  Delivery  Amount  equals or exceeds the Pledgor's  Minimum  Transfer  Amount,  the Pledgor
                             will  transfer  to  the  Secured  Party  sufficient   Eligible
                             Credit  Support to ensure  that,  immediately  following  such transfer, the Delivery Amount shall be zero.

               (B)    "RETURN AMOUNT" has the meaning  specified in Paragraph 3(b),  except that:

                      (I)    the  sentence   beginning  "Unless   otherwise   specified  in
                             Paragraph  13" and ending  "(ii) the Credit  Support  Amount."
                             shall  be  deleted  in its  entirety  and  replaced  with  the following:

                             "The "Return  Amount"  applicable to the Secured Party for any
                             Valuation Date will equal the least of:

                             (1)    the amount by which (a) the Moody's  Value,  as of such
                                    Valuation  Date, of all Posted  Credit  Support held by
                                    the  Secured  Party  exceeds  (b)  the  Moody's  Credit
                                    Support Amount for such Valuation Date, and

                             (2)    the  amount  by  which  (a) the S&P  Value,  as of such
                                    Valuation  Date, of all Posted  Credit  Support held by
                                    the Secured  Party  exceeds (b) the S&P Credit  Support
                                    Amount for such Valuation Date."; and

                      (II)   in no event  shall the  Secured  Party be required to transfer
                             any  Posted   Credit   Support   under   Paragraph   3(b)  if,
                             immediately  following  such  transfer,  the  Delivery  Amount would be greater than zero.

               (C)    Paragraph  4(b) is hereby  amended by the insertion of the words "(i)
               in respect of a Transfer  pursuant to Paragraph 3(b),"  immediately prior to the words "if a demand  for" and the  insertion  of the words "; and (ii) in respect of a Transfer  pursuant to Paragraph  3(a),  the  relevant  Transfer will be made not later  than the  close of  business  on the Local  Business
               Day following the Valuation Date" immediately prior to the period.

               (D)    The term "Credit Support Amount" shall not apply.

               (E)    MOODY'S CREDIT SUPPORT AMOUNT means, for any Valuation Date:

                      (i)    if the Moody's  Threshold for such  Valuation Date is zero and either (a) a Moody's  Rating Event is not  continuing or (b) a
                             Moody's  Rating  Event is  continuing  but less  than 30 Local
                             Business  Days  have  elapsed  since  the last  time that such
                             Moody's  Rating Event first  occurred,  an amount in USD equal to the  greater  of (1)  the sum of (a)  the  Secured  Party's
                             Exposure  and (b) the  First  Trigger  Collateral  Amount  (as
                             defined below) for each Transaction hereunder and (2) zero;

                      (ii)   so  long  as a  Moody's  Ratings  Event  has  occurred  and is continuing  and 30 or more Local  Business  Days have  elapsed since such Moody's Rating Event first  occurred,  an amount in
                             USD equal to the  greatest  of (1) the sum of (a) the  Secured
                             Party's  Exposure  and  (b)  the  Second  Trigger   Collateral
                             Amount  (as  defined  below) for each  Transaction  hereunder,
                             (2) an amount  equal to the Floating  Amount  payable by Party
                             A pursuant  to each  Transaction  hereunder  in respect of the first  Floating Rate Payer Payment Date  scheduled to occur on or after such Valuation Date and (3) zero;

               (F)    S&P CREDIT SUPPORT AMOUNT means, for any Valuation Date:

                      (i)    if the S&P  Threshold  for  such  Valuation  Date is zero  and either (i) an S&P Ratings  Event is not  continuing or (ii) an
                             S&P Ratings  Event is  continuing  but such S&P Ratings  Event was not  continuing  when  this  Annex was  executed  and less than 10  Local  Business  Days  have  elapsed  since  such S&P
                             Ratings Event first  occurred,  an amount equal to the Secured
                             Party's Exposure;

                             (ii)   if the S&P  Threshold for such  Valuation  Date is zero
                             and  either  (i) an S&P  Ratings  Event  has  occurred  and is
                             continuing   and  (ii)  either  such  S&P  Ratings  Event  was
                             continuing  when this Annex was  executed  or 10 or more Local
                             Business  Days  have  elapsed  since  such S&P  Ratings  Event first  occurred,  an  amount  equal  to  125%  of the  Secured
                             Party's Exposure; or

                      (iii)  if the S&P Threshold is infinity, zero.

               (G)           Certain definitions:

               FIRST  TRIGGER  COLLATERAL  AMOUNT  means,  in respect  of each  Transaction hereunder  on any date,  an amount  in USD equal to the  Notional  Amount of such  Transaction on such date  multiplied by the Applicable  Percentage set forth in the table in Exhibit A hereto.

               MOODY'S  VALUE  means,  on  any  date  and  with  respect  to  any  Eligible
               Collateral,  the bid price obtained by the Valuation  Agent,  the multiplied by the applicable Moody's Valuation Percentage.

               S&P VALUE means,  on any date and with  respect to any Eligible  Collateral, the bid price  obtained by the Valuation  Agent,  or in the case of Cash the amount thereof, multiplied by the applicable S&P Valuation Percentage.

               SECOND  TRIGGER  COLLATERAL  AMOUNT  means,  in respect of each  Transaction hereunder  on any date,  an amount  in USD equal to the  Notional  Amount of such  Transaction on such date  multiplied by the Applicable  Percentage set forth in the applicable table in Exhibit B hereto.

        (ii)   ELIGIBLE  COLLATERAL.  On any date,  the  following  items  will  qualify as
               "ELIGIBLE COLLATERAL" for  Party A:

               (A)    VALUATION PERCENTAGE S&P

               ---------------------------------------------------------------------------- -------------------- ---------------
                                                                                                    S&P           S&P RATINGS
                                               INSTRUMENT                                    COLLATERALIZATION       EVENT
                                                                                                   EVENT
               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------

               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------
               (i)     Cash                                                                        100%               80%
               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------

               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------
                (ii)   Coupon-bearing  negotiable  debt  obligations  issued after 18 July         98.0%             78.4%
                       1984 by the U.S. Treasury  Department having a residual maturity on such date of less than 5 years
               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------

               ---------------------------------------------------------------------------- -------------------- ---------------
               ---------------------------------------------------------------------------- -------------------- ---------------
               (iii)   Coupon-bearing  negotiable  debt  obligations  issued after 18 July         92.6%             74.1%
                       1984 by the U.S. Treasury  Department having a residual maturity on such date equal to or  greater  than 5 years but less than or equal to 10 years
               ---------------------------------------------------------------------------- -------------------- ---------------

               S&P VALUATION  PERCENTAGE  means,  with respect to a Valuation Date and each instrument  in the  above  table (i) so long as the S&P  Threshold  for such
               Valuation  Date  is  zero  and  either  (A)  an  S&P  Ratings  Event  is not continuing  or (B) an S&P  Ratings  Event is  continuing  but  less  than 10
               Local  Business  Days  have  elapsed  since  such S&P  Ratings  Event  first occurred,  the  corresponding  percentage for such  instrument in the column headed "S&P  Collateralization  Event" or (ii) so long as the S&P  Threshold for such  Valuation  Date is zero (A) an S&P Ratings  Event has occurred and is  continuing  and (B) at least 10 Local  Business  Days have elapsed since such S&P Ratings Event first occurred,  the corresponding  percentage in the column headed "S&P Ratings Event."

               (B)    VALUATION PERCENTAGE MOODY'S

                                    MOODY'S       COLLATERALIZATION      EVENT      MOODY'S
        RATING EVENT
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                       INTRUMENT                  DAILY              WEEKLY             DAILY             WEEKLY
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                   U.S. Dollar Cash               100%                100%              100%               100%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               ------------------------------------------------------------------ ------------------ -----------------
                Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury
                              Department with Remaining Maturity
               ------------------------------------------------------------------ ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                       <1 Year                 100%                100%              100%               100%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                     1 to 2 years                 100%                100%               99%               99%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                     2 to 3 years                 100%                100%               98%               98%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                     3 to 5 years                 100%                100%               97%               97%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                     5 to 7 years                 100%                100%               96%               95%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                     7 to 10 years                100%                100%               94%               94%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                    10 to 20 years                100%                100%               90%               89%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                  More than 20 years              100%                100%               88%               87%
               -------------------------- ---------------------- ---------------- ------------------ -----------------
               ------------------------------------------------------------------ ------------------ -----------------
                   Floating-Rate Negotiable treasury Debt Issued by the U.S.
                                      Treasury Department
               ------------------------------------------------------------------ ------------------ -----------------
               -------------------------- ---------------------- ---------------- ------------------ -----------------
                    All Maturities                100%                100%               99%               99%
               -------------------------- ---------------------- ---------------- ------------------ -----------------

               MOODY'S  VALUATION  PERCENTAGE  means,  with respect to a Valuation Date and each  instrument  in the above  table (i) so long as the  Moody's  Threshold for such  Valuation  Date is zero and either (A) a Moody's  Ratings Event is not  continuing or (B) a Moody's  Ratings Event is continuing  but less than
               30 Local  Business Days have elapsed since such Moody's  Ratings Event first occurred,  the  corresponding  percentage for such  instrument in the column headed  "Moody's  Collateralization  Event" or (ii) so long as (A) a Moody's
               Ratings  Event  has  occurred  and is  continuing  and (B) at least 30 Local
               Business  Days  have  elapsed   since  such  Moody's   Ratings  Event  first
               occurred,  the  corresponding  percentage  in  the  column  headed  "Moody's
               Ratings Event."

(III)   OTHER ELIGIBLE SUPPORT.  None.

        (iv)   THRESHOLDS.

               (A)    "INDEPENDENT AMOUNT" means with respect to Party A:  Not applicable.

                      "INDEPENDENT AMOUNT" means with respect to Party B:  Not applicable.

               (B)    "MOODY'S   THRESHOLD"   means,  with  respect  to  Party  A  and  any
                      Valuation  Date,  if  (I)  a  Moody's   Collateralization  Event  has
                      occurred  and is  continuing  and such  Collateralization  Event  has been  continuing  for at least 30 Local  Business  Days or since this
                      Annex was  executed or (II) if a Moody's  Ratings  Event has occurred and is  continuing  and 30 or more Local  Business  Days have elapsed since such Moody's  Ratings Event first  occurred,  zero;  otherwise, infinity.

                      "S&P  THRESHOLD"  means,  with  respect to Party A and any  Valuation
                      Date,  if (I) an S&P  Collateralization  Event  has  occurred  and is continuing and such  Collateralization  Event has been continuing for at least 10 Local  Business  Days or since this Annex was executed or
                      (II) if (x) an S&P Ratings Event has occurred and is  continuing  and
                      (y) either  such S&P  Ratings  Event was  continuing  when this Annex was executed or 10 or more Local  Business  Days have  elapsed  since such S&P Ratings Event first occurred, zero; otherwise, infinity.

               (C)    "MINIMUM  TRANSFER  AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate
                       Principal  Balance  of  Certificates  rated by S&P ceases to be more than USD  50,000,000,  the "MINIMUM  TRANSFER  AMOUNT"  shall be USD
                       50,000.

               (D)    ROUNDING.  The  Delivery  Amount  will be rounded  up to the  nearest integral  multiple of USD 10,000.  The Return  Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)     VALUATION AND TIMING.

        (i)    "VALUATION  AGENT"  means Party A.  Calculations  by Party A will be made by reference to commonly accepted market sources.

        (ii)   "VALUATION DATE" means,

               (A)    in  the  event   that  a   Collateralization   Event   other  an  S&P
                      Collateralization  Event has occurred and is  continuing,  each Local
                      Business Day which, if treated as a Valuation  Date,  would result in a Delivery Amount or a Return Amount; and

               (B)    in the event that only an S&P  Collateralization  Event has  occurred
                      and  is   continuing,   or  a  Ratings  Event  has  occurred  and  is
                      continuing, the last Local Business Day of each calendar week.

        (iii)  "VALUATION  TIME" means the close of  business in the city of the  Valuation
               Agent  on the  Local  Business  Day  before  the  Valuation  Date or date of calculation,  as  applicable,  provided that the  calculations  of Value and
               Exposure will be made as of approximately the same time on the same date.

        (iv)   "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.

(d)     CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

        No events shall constitute a "Specified Condition."

(e)     SUBSTITUTION.

        (i)    "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

        (ii)   CONSENT.  The Pledgor must obtain the Secured  Party's  prior consent to any substitution  pursuant  to  Paragraph  4(d) and  shall  give to the  Secured
               Party not less than two (2) Local Business  Days' notice thereof  specifying the items of Posted Credit Support intended for substitution.

(f)     DISPUTE RESOLUTION.

        (i)    "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under
               Paragraph 5.

        (ii)   VALUE.  For the purpose of Paragraphs  5(i)(C) and 5(ii),  on any date,  the
               Value of Eligible  Collateral  and Posted  Collateral  will be calculated as follows:

               (A)    with respect to any Cash; the amount thereof; and

               (B)    with respect to any Eligible Collateral  comprising  securities;  the sum of (a)(x)  the last bid  price on such  date for such  securities
                      on  the  principal  national   securities   exchange  on  which  such
                      securities  are  listed,   multiplied  by  the  applicable  Valuation
                      Percentage  or (y)  where  any such  securities  are not  listed on a national  securities  exchange,  the bid  price  for such  securities quoted as at the  close of  business  on such  date by any  principal market  maker  for such  securities  chosen by the  Valuation  Agent, multiplied by the applicable  Valuation  Percentage or (z) if no such bid  price is  listed or  quoted  for such  date,  the last bid price listed or quoted (as the case may be),  as of the day next  preceding such date on which such  prices  were  available;  multiplied  by the applicable  Valuation  Percentage;  plus (b) the accrued  interest on such  securities  (except to the extent that such interest shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the  applicable  price referred to in  subparagraph  (a) above) as of such date.

        (iii)  ALTERNATIVE.   The  provisions  of  Paragraph  5  will  apply  provided  the obligation  of the  appropriate  party to deliver the  undisputed  amount to the other party will not arise prior to the time that would  otherwise  have applied to the Transfer  pursuant to, or deemed made,  under  Paragraph 3 if no dispute had arisen.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i)    ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

               The  Supplemental  Interest  Trust  Trustee (as defined in the (PSA) will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b).  If at any time the  Supplemental  Interest  Trust  Trustee  does not have a short-term
               unsecured   and   unsubordinated   debt  rating  of  "A-1"  from  S&P,   the
               Supplemental  Interest  Trust  Trustee  must be replaced as  custodian by an entity with a short-term  unsecured and unsubordinated  debt rating of "A-1"
               from S&P.

        (ii)   USE OF POSTED  COLLATERAL.  The  provisions of Paragraph 6(c) will not apply to Party B.  Therefore,  Party B will not have any of the  rights  specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i)    INTEREST  RATE. The "INTEREST  RATE" will be the  annualized  rate of return actually  achieved  on  Posted  Collateral  in the form of Cash  during  the relevant Interest Period.

        (ii)   TRANSFER OF INTEREST  AMOUNT.  The Transfer of the  Interest  Amount will be made on any Local  Business  Day on which Posted  Collateral  in the form of
               Cash is  Transferred  to the Pledgor  pursuant to Paragraph  3(b),  provided that such Interest Amount has been received prior thereto.

        (iii)  ALTERNATIVE TO INTEREST  AMOUNT.  The provisions of Paragraph  6(d)(ii) will apply.

(i)     ADDITIONAL REPRESENTATION(S).

        There are no additional representations by either party.

(j)     DEMANDS AND NOTICES.

        All demands,  specifications  and notices under this Annex will be made pursuant to the  Notices  Section of this  Agreement,  save that any demand,  specification  or notice:

        (i)  shall be given to or made at the following addresses:

        If to Party A:

               Address:             One Cabot Square
                             London E14 4QJ
                             England

               Telephone:    44 20 7888 3083
               Facsimile:    44 20 7883 7987
               Attention:    Collateral Management Unit

        If to Party B:

               As set forth in Part 4(a) of the Schedule;

        or at such other address as the relevant  party may from time to time  designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

        (ii)   shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such  notice is  actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any Local  Business  Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)     ADDRESS FOR TRANSFERS.

        Party A: To be  notified  to Party B by Party A at the time of the  request for the
        Transfer.

        Party B: To be notified to Party A by Party B at the time of the request for the
        Transfer.

(l)     OTHER PROVISIONS.

        (i)    ADDITIONAL DEFINITIONS

               As used in this Annex:

               "EQUIVALENT  COLLATERAL"  means,  with respect to any security  constituting
               Posted  Collateral,  a  security  of the same  issuer  and,  as  applicable, representing  or having the same class,  series,  maturity,  interest  rate, principal  amount or  liquidation  value and such  other  provisions  as are
               necessary   for  that   security  and  the  security   constituting   Posted
               Collateral to be treated as equivalent in the market for such securities;

               "LOCAL BUSINESS DAY" means:  (i) any day on which  commercial banks are open for business  (including  dealings in foreign  exchange and foreign currency deposits)  in  London,  and  (ii) in  relation  to a  Transfer  of  Eligible
               Collateral,  a day on which the clearance  system agreed between the parties for  the  delivery  of  Eligible  Collateral  is  open  for  acceptance  and execution of settlement  instructions  (or in the case of a Transfer of Cash or other Eligible  Collateral for which  delivery is  contemplated  by other means,  a day on which  commercial  banks are open for  business  (including dealings  for foreign  exchange and foreign  currency  deposits) in New York and such other places as the parties shall agree); and

               "TRANSACTION-SPECIFIC  HEDGES"  has  the  meaning  given  to  such  term  in
               "Framework for De-linking Hedge  Counterparty  Risks from Global  Structured
               Finance  Cashflow  Transactions  Moody's  Methodology"  published by Moody's
               Investors Service and dated May 25, 2006.

        (ii)   EVENTS OF DEFAULT

               Paragraph 7 shall be deleted and replaced in its  entirety by the  following paragraph:

               "For the purposes of Section  5(a)(iii)(1)  of this  Agreement,  an Event of
                Default  will exist with  respect to a party if that party  fails (or fails to cause its  Custodian)  to make,  when due, any Transfer of Posted Credit
                Support or the Interest  Amount,  as applicable,  required to be made by it and that failure  continues  for two Local  Business  Days after the notice of that  failure is given to that party,  except  that (A) if such  failure would constitute an Additional  Termination  Event under another  provision of this  Agreement  and  (B) no  more  than 30  Local  Business  Days  have elapsed  since the last time that no Moody's  Rating Event has occurred and was  continuing,  then  such  failure  shall be an  Additional  Termination
                Event and not an Event of Default".
..
        (iii)  RETURN OF FUNGIBLE SECURITIES

               In lieu of returning to the Pledgor  pursuant to  Paragraphs  3(b),  4(d), 5 and 8(d) any Posted Collateral  comprising  securities the Secured Party may return Equivalent Collateral.

        (iv)   COVENANTS OF THE PLEDGOR

               So long as the Agreement is in effect,  the Pledgor  covenants  that it will keep the  Posted  Collateral  free  from  all  security  interests  or other encumbrances  created by the Pledgor,  except the security  interest created hereunder and any security  interests or other  encumbrances  created by the
               Secured Party;  and will not sell,  transfer,  assign,  deliver or otherwise dispose of, or grant any option  with  respect to any Posted  Collateral  or any  interest  therein,  or  create,  incur or permit  to exist any  pledge, lien,  mortgage,  hypothecation,  security interest,  charge,  option or any other  encumbrance  with  respect to any Posted  Collateral  or any interest therein, without the prior written consent of the Secured Party.

        (v)    NO COUNTERCLAIM

               A party's  rights to demand and receive the Transfer of Eligible  Collateral as provided  hereunder  and its rights as Secured  Party  against the Posted
               Collateral  or otherwise  shall be absolute and subject to no  counterclaim,
               set-off,   deduction   or  defense  in  favor  of  the  Pledgor   except  as
               contemplated  in Sections 2 and 6 of the  Agreement  and Paragraph 8 of this
               Annex.

         (vi)  RESERVED

        (vii)  SECURITY AND PERFORMANCE

               Eligible  Collateral  Transferred to the Secured Party constitutes  security and  performance  assurance  without  which  the  Secured  Party  would  not otherwise enter into and continue any and all Transactions.

        (viii) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR

               Party A and Party B agree that,  notwithstanding  anything  to the  contrary
               in  the  recital  to  this  Annex,   Paragraph  1(b),  Paragraph  2  or  the
               definitions  in Paragraph 12, (a) the term  "Secured  Party" as used in this
               Annex  means  only  Party B, (b) the term  "Pledgor"  as used in this  Annex means  only  Party  A,  (c)  only  Party A makes  the  pledge  and  grant in
               Paragraph 2, the  acknowledgment  in the final  sentence of  Paragraph  8(a)
               and  the  representations  in  Paragraph  9 and  (d)  only  Party  A will be required to make Transfers of Eligible Credit Support hereunder.

         (ix)  RESERVED

        (x)    EXPENSES.

               Notwithstanding  Paragraph  10(a),  the Pledgor will be responsible for, and will  reimburse  the Secured Party for, all transfer  costs  involved in the
               Transfer of Eligible  Collateral  from the Pledgor to the Secured  Party (or any agent or custodian  for  safekeeping  of the Secured  Party) or from the
               Secured  Party (or any agent or  custodian  for  safekeeping  of the Secured
               Party ) to the Pledgor pursuant to paragraph 4(d).

                                                               DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL

                                                                CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE
                                                              FOR THE BENEFIT OF RALI SERIES 2007-QA4 SUPPLEMENTAL INTEREST
                CREDIT SUISSE INTERNATIONAL                                               TRUST

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

                                         EXHIBIT A

                  FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

        For Transactions that are swaps, caps, floors and transaction-specific hedges:

--------------------------- -------------------------------------------------- --------------------------------------------------
WEIGHTED AVERAGE LIFE OF                 SINGLE CURRENCY HEDGES                                 CURRENCY HEDGES
      HEDGE IN YEARS
--------------------------- -------------------------------------------------- --------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------------
                                                                      VALUATION DATES:
--------------------------- -----------------------------------------------------------------------------------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
                                     DAILY                    WEEKLY                    DAILY                    WEEKLY
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
1 year or less                       0.15%                     0.25%                    1.10%                     2.20%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
2 years or less but more             0.30%                     0.50%                    1.20%                     2.40%
than 1 year
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
3 years or less but more             0.40%                     0.70%                    1.30%                     2.60%
than 2 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
4 years or less but more             0.60%                     1.00%                    1.40%                     2.80%
than 3 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
5 years or less but more             0.70%                     1.20%                    1.50%                     2.90%
than 4 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
6 years or less but more             0.80%                     1.40%                    1.60%                     3.10%
than 5 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
7 years or less but more             1.00%                     1.60%                    1.60%                     3.30%
than 6 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
8 years or less but more             1.10%                     1.80%                    1.70%                     3.40%
than 7 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
9 years or less but more             1.20%                     2.00%                    1.80%                     3.60%
than 8 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
10 years or less but more            1.30%                     2.20%                    1.90%                     3.80%
than 9 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
11 years or less but more            1.40%                     2.30%                    1.90%                     3.90%
than 10 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
12 years or less but more            1.50%                     2.50%                    2.00%                     4.00%
than 11 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
13 years or less but more            1.60%                     2.70%                    2.10%                     4.10%
than 12 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
14 years or less but more            1.70%                     2.80%                    2.10%                     4.30%
than 13 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
15 years or less but more            1.80%                     3.00%                    2.20%                     4.40%
than 14 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
16 years or less but more            1.90%                     3.20%                    2.30%                     4.50%
than 15 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
17 years or less but more            2.00%                     3.30%                    2.30%                     4.60%
than 16 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
18 years or less but more            2.00%                     3.50%                    2.40%                     4.80%
than 17 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
19 years or less but more            2.00%                     3.60%                    2.40%                     4.90%
than 18 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
20 years or less but more            2.00%                     3.70%                    2.50%                     5.00%
than 19 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
21 years or less but more            2.00%                     3.90%                    2.50%                     5.00%
than 20 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
22 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 21 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
23 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 22 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
24 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 23 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
25 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 24 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
26 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 25 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
27 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 26 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
28 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 27 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
29 years or less but more            2.00%                     4.00%                    2.50%                     5.00%
than 28 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
More than 29 years                   2.00%                     4.00%                    2.50%                     5.00%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------

                                         EXHIBIT B

                  SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

        For  Transactions  that are swaps (excludes caps,  floors and  transaction-specific hedges):

--------------------------- -------------------------------------------------- --------------------------------------------------
WEIGHTED AVERAGE LIFE OF                  SINGLE CURRENCY SWAPS                                 CURRENCY SWAPS
      HEDGE IN YEARS
--------------------------- -------------------------------------------------- --------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------------
                                                                      VALUATION DATES:
--------------------------- -----------------------------------------------------------------------------------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
                                     DAILY                    WEEKLY                    DAILY                    WEEKLY
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
1 year or less                       0.50%                     0.60%                    6.10%                     7.25%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
2 years or less but more             1.00%                     1.20%                    6.30%                     7.50%
than 1 year
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
3 years or less but more             1.50%                     1.70%                    6.40%                     7.70%
than 2 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
4 years or less but more             1.90%                     2.30%                    6.60%                     8.00%
than 3 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
5 years or less but more             2.40%                     2.80%                    6.70%                     8.20%
than 4 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
6 years or less but more             2.80%                     3.30%                    6.80%                     8.40%
than 5 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
7 years or less but more             3.20%                     3.80%                    7.00%                     8.60%
than 6 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
8 years or less but more             3.60%                     4.30%                    7.10%                     8.80%
than 7 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
9 years or less but more             4.00%                     4.80%                    7.20%                     9.00%
than 8 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
10 years or less but more            4.40%                     5.30%                    7.30%                     9.20%
than 9 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
11 years or less but more            4.70%                     5.60%                    7.40%                     9.30%
than 10 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
12 years or less but more            5.00%                     6.00%                    7.50%                     9.50%
than 11 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
13 years or less but more            5.40%                     6.40%                    7.60%                     9.70%
than 12 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
14 years or less but more            5.70%                     6.80%                    7.70%                     9.80%
than 13 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
15 years or less but more            6.00%                     7.20%                    7.80%                    10.00%
than 14 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
16 years or less but more            6.30%                     7.60%                    7.90%                    10.00%
than 15 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
17 years or less but more            6.60%                     7.90%                    8.00%                    10.00%
than 16 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
18 years or less but more            6.90%                     8.30%                    8.10%                    10.00%
than 17 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
19 years or less but more            7.20%                     8.60%                    8.20%                    10.00%
than 18 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
20 years or less but more            7.50%                     9.00%                    8.20%                    10.00%
than 19 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
21 years or less but more            7.80%                     9.00%                    8.30%                    10.00%
than 20 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
22 years or less but more            8.00%                     9.00%                    8.40%                    10.00%
than 21 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
23 years or less but more            8.00%                     9.00%                    8.50%                    10.00%
than 22 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
24 years or less but more            8.00%                     9.00%                    8.60%                    10.00%
than 23 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
25 years or less but more            8.00%                     9.00%                    8.60%                    10.00%
than 24 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
26 years or less but more            8.00%                     9.00%                    8.70%                    10.00%
than 25 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
27 years or less but more            8.00%                     9.00%                    8.80%                    10.00%
than 26 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
28 years or less but more            8.00%                     9.00%                    8.80%                    10.00%
than 27 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
29 years or less but more            8.00%                     9.00%                    8.90%                    10.00%
than 28 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
More than 29 years                   8.00%                     9.00%                    9.00%                    10.00%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------

        For Transactions that are caps, floors, swaptions and transaction-specific hedges:

--------------------------- -------------------------------------------------- --------------------------------------------------
WEIGHTED AVERAGE LIFE OF                 SINGLE CURRENCY HEDGES                                 CURRENCY HEDGES
      HEDGE IN YEARS
--------------------------- -------------------------------------------------- --------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------------
                                                                      VALUATION DATES:
--------------------------- -----------------------------------------------------------------------------------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
                                     DAILY                    WEEKLY                    DAILY                    WEEKLY
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
1 year or less                       0.65%                     0.75%                    6.30%                     7.40%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
1 year or less                       0.65%                     0.75%                    6.30%                     7.40%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
2 years or less but more             1.30%                     1.50%                    6.60%                     7.80%
than 1 year
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
3 years or less but more             1.90%                     2.20%                    6.90%                     8.20%
than 2 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
4 years or less but more             2.50%                     2.90%                    7.10%                     8.50%
than 3 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
5 years or less but more             3.10%                     3.60%                    7.40%                     8.90%
than 4 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
6 years or less but more             3.60%                     4.20%                    7.70%                     9.20%
than 5 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
7 years or less but more             4.20%                     4.80%                    7.90%                     9.60%
than 6 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
8 years or less but more             4.70%                     5.40%                    8.20%                     9.90%
than 7 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
9 years or less but more             5.20%                     6.00%                    8.40%                    10.20%
than 8 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
10 years or less but more            5.70%                     6.60%                    8.60%                    10.50%
than 9 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
11 years or less but more            6.10%                     7.00%                    8.80%                    10.70%
than 10 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
12 years or less but more            6.50%                     7.50%                    9.00%                    11.00%
than 11 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
13 years or less but more            7.00%                     8.00%                    9.20%                    11.30%
than 12 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
14 years or less but more            7.40%                     8.50%                    9.40%                    11.50%
than 13 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
15 years or less but more            7.80%                     9.00%                    9.60%                    11.80%
than 14 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
16 years or less but more            8.20%                     9.50%                    9.80%                    12.00%
than 15 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
17 years or less but more            8.60%                     9.90%                    10.00%                   12.00%
than 16 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
18 years or less but more            9.00%                    10.40%                    10.10%                   12.00%
than 17 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
19 years or less but more            9.40%                    10.80%                    10.30%                   12.00%
than 18 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
20 years or less but more            9.70%                    11.00%                    10.50%                   12.00%
than 19 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
21 years or less but more            10.00%                   11.00%                    10.70%                   12.00%
than 20 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
22 years or less but more            10.00%                   11.00%                    10.80%                   12.00%
than 21 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
23 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 22 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
24 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 23 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
25 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 24 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
26 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 25 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
27 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 26 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
28 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 27 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
29 years or less but more            10.00%                   11.00%                    11.00%                   12.00%
than 28 years
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------
More than 29 years                   10.00%                   11.00%                    11.00%                   12.00%
--------------------------- ------------------------- ------------------------ ------------------------- ------------------------